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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 6, 1998

                                    UST CORP.
             (Exact name of registrant as specified in its charter)

  Massachusetts                      0-9623                    04-2436093
(State or other jurisdiction     (Commission File No.)     (IRS Employer
of Incorporation)                                          Identification No.)

        40 Court Street                                         02108
      Boston, Massachusetts                                     (Zip Code)
(Address of principal executive offices)

                                 (617) 726-7000
                         (Registrant's telephone number,
                              including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibits are filed with this Current Report on Form 8-K:


        Exhibit
        Number                   Description

          23.1 Consent of Arthur Andersen LLP, Independent Auditors of Firestone Financial Corp.

          23.2 Consent of Wolf & Company, P.C., Independent Auditors of Somerset Savings Bank

          23.3 Consent of Arthur Andersen LLP, Independent Auditors of Affiliated Community Bancorp, Inc.

          23.4 Consent of KPMG Peat Marwick LLP, Independent Auditors of The Federal Savings Bank and Main Street Community Bancorp, Inc.

          99.1 Unaudited Financial Information of Firestone Financial Corp. as of September 30, 1997

          99.2             Financial Statements of Firestone Financial Corp.
                           as of December 31, 1996

          99.3             Financial Statements of Firestone Financial Corp.
                           as of December 31, 1995

          99.4 Unaudited Financial Information of Somerset Savings Bank as of September 30, 1997

          99.5 Financial Statements of Somerset Savings Bank as of December 31, 1996

          99.6 Unaudited Financial Information of Affiliated Community Bancorp, Inc. as of September 30, 1997

          99.7 Financial Statements of Affiliated Community Bancorp, Inc. as of December 31, 1996

          99.8 UST Corp., Firestone Financial Corp., Somerset Savings Bank and Affiliated Community Bancorp, Inc. Unaudited Pro Forma Condensed Financial Information

                                          -2-

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                                 EXHIBIT INDEX

Exhibit                                                                Page
Number                   Description                                   Number

 23.1    Consent of Arthur Andersen LLP, Independent Auditors of          5
         Firestone Financial Corp.

 23.2    Consent of Wolf & Company, P.C., Independent Auditors of         6
         Somerset Savings Bank

 23.3    Consent of Arthur Andersen LLP, Independent Auditors of          7
         Affiliated Community Bancorp, Inc.

 23.4    Consent of KPMG Peat Marwick LLP, Independent Auditors           8
         of The Federal Savings Bank and Main Street Community
         Bancorp, Inc.

 99.1    Unaudited Financial Information of Firestone                     9
         Financial Corp. as of September 30, 1997

 99.2    Financial Statements of Firestone Financial Corp.               13
         as of December 31, 1996

 99.3    Financial Statements of Firestone Financial Corp.               28
         as of December 31, 1995

 99.4    Unaudited Financial Information of Somerset                     49
         Savings Bank as of September 30, 1997

 99.5    Financial Statements of Somerset Savings Bank                   56
         as of December 31, 1996

 99.6    Unaudited Financial Information of Affiliated                   82
         Community Bancorp, Inc. as of September 30, 1997

 99.7    Financial Statements of Affiliated Community Bancorp,           88
         Inc. as of December 31, 1996

 99.8    UST Corp., Firestone Financial Corp., Somerset Savings         125
         Bank and Affiliated Community Bancorp, Inc. Unaudited
         Pro Forma Condensed Financial Information


                                      -3-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UST Corp.

                                             /s/ James K. Hunt
                                             ---------------------------------
                                             James K. Hunt
                                               Executive Vice President, Chief
                                               Financial Officer and Treasurer


                                             /s/ Eric R. Fischer
                                             ---------------------------------
                                             Eric R. Fischer
                                               Executive Vice President,
                                               General Counsel and Clerk

Dated: February 6, 1998



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